GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
JUNE, 1998
PAYMENT: JULY 15, 1998

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                CUSIP #                393534AB8
                                                                   -------------
                                                TRUST ACCOUNT #       33-31958-0
                                                                   -------------
                                                DISTRIBUTION DATE: July 15, 1998
                                                                   -------------

                                                                    PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                         ORIGINAL
--------------------------------------------                       -------------

1.  Amount Available                                   617,403.18
                                                    -------------

Interest

2.  Aggregate Interest                                 192,204.97     2.08014037
                                                    -------------  -------------

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                   192,204.97
                                                    -------------
Principal

6.  Current month's principal distribution             425,198.21     4.60171223
                                                    -------------  -------------
7.  Remaining outstanding principal balance         28,956,453.07    313.3815267
                                                    -------------  -------------
    Pool Factor                                        0.31338153
                                                    -------------
8.  Present value of the projected remaining
    aggregate cashflows of the Finance I Assets
    and the Residual Assets, as of the immediately
    preceding Distribution Date                    511,850,646.03**
                                                    -------------
9.  Aggregate principal balance of loans
    refinanced by Green Tree Financial               1,933,217.54
                                                    -------------
10. Weighted average CPR                                    16.08%
                                                    -------------
11. Weighted average CDR                                     2.86%
                                                    -------------
12. Annualized net loss percentage                           1.65%
                                                    -------------
13. Delinquency                    30-59 day                 0.94%
                                                    -------------
                                   60-89 day                 0.33%
                                                    -------------
                                   90+ day                   0.45%
                                                    -------------
                                   Total 30+                 1.72%
                                                    -------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
JUNE, 1998
PAYMENT: JULY 15, 1998




                                                    FEE ASSETS
                            ---------------------------------------------------
                                 GUARANTEE         INSIDE        FEE ASSET
                                    FEES            REFI           TOTAL
                            ---------------------------------------------------

GTFC 1994-1                      85,899.80        47,684.41     133,584.21
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                            ---------------------------------------------------
                                 85,899.80        47,684.41     133,584.21

TOTAL AMOUNT OF GUARANTEE FEES AND
     INSIDE REFINANCE PAYMENTS                         133,584.21
                                                    -------------
SUBORDINATED SERVICING FEES                            290,329.79
                                                    -------------
PAYMENT ON FINANCE 1 NOTE                              423,914.00
                                                    -------------
ALLOCABLE TO INTEREST (CURRENT)                         36,042.64
                                                    -------------
ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                     0.00
                                                    -------------
ACCRUED AND UNPAID TRUSTEE FEES                              0.00
                                                    -------------
ALLOCABLE TO PRINCIPAL                                 387,871.36
                                                    -------------
FINANCE 1 NOTE PRINCIPAL BALANCE                     5,121,830.93
                                                    -------------

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
JUNE, 1998
PAYMENT: JULY 15, 1998

                                                   INSIDE
                                RESIDUAL           REFI            TOTAL
                               ---------------------------------------------

GTFC 1994-1                          0.00              0.00            0.00
GTFC 1994-2                          0.00         23,285.36       23,285.36
GTFC 1994-3                     69,042.78         17,158.46       86,201.24
GTFC 1994-4                     47,378.49         36,624.09       84,002.58
                               ---------------------------------------------
                               116,421.27         77,067.91      193,489.18

                               TOTAL RESIDUAL AND INSIDE
                                 REFINANCE PAYMENTS              193,489.18